U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 20, 2004



                         TIDELANDS OIL & GAS CORPORATION
             (Exact Name of registrant as specified in its Charter)




       Nevada                          0-29613                   66-0549380
----------------------            ------------------          ------------------
State of Incorporation            Commission File No.         I.R.S. Employer
                                                              Identification No.

1862 West Bitters Rd. San Antonio, TX                      78248
-----------------------------------------            ------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, (   210   )      764        -       8642
                               -----------  -------------     -------------



                     (Registrant's former name and address)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

SECTION 3- SECURITIES AND TRADING MARKETS


Item     3.02 Unregistered Sales of Equity Securities

         On September 14, 2004, the following individuals exercised common stock options:

         (1) Michael Ward, the Company's President and Diretor, exercised his common stock option to purchase 500,000 common shares for $110,000 payable on a promissory note bearing interest at the rate of 5% payable in full on, or before September 14, 2005. The shares are subject to a security agreement. Additionally, Michael Ward was issued 500,000 common shares as additional compensation under his employment agreement. This was a restricted stock grant valued at Thirty-two cents per share or $160,000.

         (2) Ahmed Karim, the Company's Vice President and Director, exercised his common stock option to purchase 500,000 common shares for $110,000 payable on a promissory note bearing interest at the rate of 5% payable in full on, or before September 14, 2005. The shares are subject to a security agreement.

         (3) James Smith, the Company's Chief Financial Officer, exercised his common stock option to purchase 500,000 common shares for $110,000 payable on a promissory note bearing interest at the rate of 5% payable in full on, or before September 14, 2005. The shares are subject to a security agreement.

         (4) Samuel Simon exercised his common stock option to purchase 500,000 common shares for $110,000 payable on a promissory note bearing interest at the rate of 5% payable in full on, or before September 14, 2005. The shares are subject to a security agreement.

         (5) Royis Ward exercised his common stock option to purchase 500,000 common shares for $110,000 payable in full on, or before September 14, 2005. The shares are subject to a security agreement.


         We believe these transactions are exempt under Section 4(2) of the Securities Act of 1933, as amended. These are restricted securities under Rule 144 and may not be publicly resold unless registered for resale pursuant to an effective registration statement or exempt from registration requirements of the Securities and Exchange Commission. Presently, no public resale exemtpion is available.



SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TIDELANDS OIL & GAS CORPORATION
Dated: September 20, 2004


                                                  /s/Michael Ward
                                                 -------------------------------
                                                 By: Michael Ward
                                                 Title: President